UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THESECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 25, 2017

Lazuriton Nano Biotechnology (U.S.A.) Inc.
(exact name of the Registrant as specified in its charter)

Nevada	333-210091	37-1786808
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10F., No. 341, Sec. 2, Wanshou Road, Guishan District, Taoyuan City, 333, Taiwan

(Republic of China)

(Address of principal executive offices)

+011-886-3-329-5585

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

Clerical Error of Name of Director

On April 25, 2017, Lazuriton Nano Biotechnology (U.S.A.) Inc., a Nevada corporation (the “Company”), discovered the name of Siu Wan Claire Hong, a member of our board of directors, has been misspelled in various documents filed with the United States Securities and Exchange Commission as Siu Wan C Kong. The correct spelling of her name is Siu Wan Claire Hong.

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 28, 2017

Lazuriton Nano Biotechnology (U.S.A.) Inc.

By:	/s/ Chih-Yuan Hsiao
Chih-Yuan Hsiao
President and a member of the board of directors

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